EXHIBIT 10.1
                                                                    ------------

                                 PROMISSORY NOTE
                                 ---------------

                                  MAY 24, 2005

JERSEY CITY, NEW JERSEY                                               $5,000,000

     FOR VALUE RECEIVED, the undersigned, IVOICE, INC., a New Jersey corporation (the "Company"), promises to pay CORNELL CAPITAL PARTNERS, LP (the "Lender") at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 or other address as the Lender shall specify in writing, the principal sum of FIVE MILLION U.S. DOLLARS AND 00/100 ($5,000,000) (the "Principal Amount") and interest at the annual rate of twelve percent (12%) on the unpaid balance pursuant to the following terms:

     Contemporaneously with the execution and delivery of this Note, the Company and the Lender, as well as the Company's subsidiary(ies) and the Lender, are entering into a Security Agreement (the "Security Agreements") (collectively, this Note and the Security Agreements are referred to as the "Transaction Documents").

1. PRINCIPAL AND INTEREST. For value received, the Company hereby promises to pay to the order of the Lender in lawful money of the United States of America and in immediately available funds the principal sum of Five Million Dollars ($5,000,000), together with interest on the unpaid principal of this Note on or before the two (2) year anniversary of the date hereof.

2. RIGHT OF PREPAYMENT. Notwithstanding the payment(s) pursuant to Section 1, the Company at its option shall have the right to prepay, with three (3) business days advance written notice, a portion or all outstanding principal plus outstanding Interest of this Note.

3. FEES. The Lender shall be entitled to a cash fee equal to five and one-half percent (5 1/2%) of the gross amount of this Note, a consulting fee of four and one-half percent (4 1/2%), and a structuring fee in the amount of seven thousand five hundred dollars ($7,500.00).

4. WAIVER AND CONSENT. To the fullest extent permitted by law and except as otherwise provided herein, the Company waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.

5. COSTS, INDEMNITIES AND EXPENSES. In the event of default as described herein, the Company agrees to pay all reasonable fees and costs incurred by the Lender in collecting or securing or attempting to collect or secure this Note, including reasonable attorneys' fees and expenses, whether or not involving litigation, collecting upon any judgments and/or appellate or bankruptcy proceedings. The Company agrees to pay any
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documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect of this Note, and the Company agrees to indemnify and hold the Lender harmless from and against any liability, costs, attorneys' fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

6. EVENT OF DEFAULT. An "Event of Default" shall be deemed to have occurred upon the occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make any payment of the interest or principal pursuant to this Note within ten (10) days of the date due as prescribed herein;
(ii) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any material breach or default of any material provision of this Note or any of the Transaction Documents (as defined herein), which is not cured within ten (10) days notice of the default;
(iii) the Company or any subsidiary of the Company shall commence, or there shall be commenced against the Company or any subsidiary of the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any subsidiary of the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary of the Company or there is commenced against the Company or any subsidiary of the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Company or any subsidiary of the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary of the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company or any subsidiary of the Company makes a general assignment for the benefit of creditors; or the Company or any subsidiary of the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary of the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary of the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary of the Company for the purpose of effecting any of the foregoing; (iv) the Common Stock of the Company shall cease to be quoted for trading or listed for trading on the National Association of Securities Dealers Inc.'s Over the Counter Bulletin Board, Nasdaq SmallCap Market, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market (each, a "Subsequent Market") and shall not again be quoted or listed for trading thereon within five (5) Trading Days of such delisting; or (v) a breach by the Company of its obligations, or an event of default, under any of the Transaction Documents, or any other agreements entered into between the Company and the Lender which is not cured by any applicable cure period set forth therein.

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

     Upon an Event of Default (as defined above), the entire principal balance and accrued interest outstanding under this Note, and all other obligations of the Company under this Note, shall be immediately due and payable without any action on the part of the Lender, interest shall accrue on the unpaid principal balance at twenty four percent (24%) or the highest rate permitted by applicable law, if lower, and the Lender shall be entitled to seek and institute any and all remedies available to it.

7. MAXIMUM INTEREST RATE. In no event shall any agreed to or actual interest charged, reserved or taken by the Lender as consideration for this Note exceed the limits imposed by New Jersey law. In the event that the interest provisions of this Note shall result at any time or for any reason in an effective rate of interest that exceeds the maximum interest rate permitted by applicable law, then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by the Lender in excess of those lawfully collectible as interest shall be applied against the principal of this Note immediately upon the Lender's receipt thereof, with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Lender had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

8. SECURED NATURE OF THE NOTE. This Note is secured by the Pledged Property as defined in the Security Agreements between the Company and the Lender, and the Company's subsidiary(ies) and the Lender of even date herewith.

9. ISSUANCE OF CAPITAL STOCK. So long as any portion of this Note is outstanding, the Company shall not, without the prior written consent of the Lender, (i) issue or sell shares of common stock or preferred stock without consideration or for a consideration per share less than the bid price of the common stock determined immediately prior to its issuance, (ii) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire common stock without consideration or for a consideration less than such common stock's bid price value determined immediately prior to it's issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or
(iv) file any registration statement on Form S-8 except for the registration of a bonafide employee stock option plan. Notwithstanding anything to the contrary, the Company may issue Common Stock issuable pursuant to the Company's obligations upon the conversion of bonafide stock options, convertible debt or Class B Common Stock. For purposes of this Section, Bid Price shall mean the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the principal market (the "Principal Market") or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc. The Principal Market shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

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10.  CANCELLATION OF NOTE. Upon the repayment by the Company of all of its obligations hereunder to the Lender, including, without limitation, the principal amount of this Note, plus accrued but unpaid interest, the indebtedness evidenced hereby shall be deemed canceled and paid in full. Except as otherwise required by law or by the provisions of this Note, payments received by the Lender hereunder shall be applied first against expenses and indemnities, next against interest accrued on this Note, and next in reduction of the outstanding principal balance of this Note.

11. SEVERABILITY. If any provision of this Note is, for any reason, invalid or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

12. AMENDMENT AND WAIVER. This Note may be amended, or any provision of this Note may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Note shall not operate or be construed as a waiver of any other breach.

13. SUCCESSORS. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties hereto and their permitted successors and assigns.

14. ASSIGNMENT. This Note shall not be directly or indirectly assignable or delegable by the Company. The Lender may assign this Note as long as such assignment complies with the Securities Act of 1933, as amended.

15. NO STRICT CONSTRUCTION. The language used in this Note will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

16. FURTHER ASSURANCES. Each party hereto will execute all documents and take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Note.

17. NOTICES, CONSENTS, ETC. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

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If to Company:                         iVoice, Inc.
                                       750 Highway 34
                                       Matawan,  NJ  07747
                                       Attention: Jerome R. Mahoney, President
                                       and Chief Executive Officer
                                       Telephone: (732) 441-7700
                                       Facsimile: (732) 441-9895

With a copy to:                        Lawrence A. Muenz, Esq.
                                       Meritz & Meunz LLP
                                       2021 O Street, NW
                                       Washington, DC  20036
                                       Telephone: (202) 787-1964
                                       Facsimile: (202) 787-3909

If to the Lender:                      Cornell Capital Partners, LP
                                       101 Hudson Street, Suite 3700
                                       Jersey City, NJ 07302
                                       Attention:     Mark A. Angelo
                                       Telephone:   (201) 985-8300
                                       Facsimile:    (201) 985-8266

With a copy to:                        David Gonzalez, Esq.
                                       101 Hudson Street, Suite 3700
                                       Jersey City, NJ 07302
                                       Telephone:   (201) 985-8300
                                       Facsimile:    (201) 985-8266

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

18. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The Lender's remedies provided in this Note shall be cumulative and in addition to all other remedies available to the Lender under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Lender contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy

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and nothing herein shall limit the Lender's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. No remedy conferred under this Note upon the Lender is intended to be exclusive of any other remedy available to the Lender, pursuant to the terms of this Note or otherwise. No single or partial exercise by the Lender of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of the Lender to exercise any right or remedy under this Note or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof. Every right and remedy of the Lender under any document executed in connection with this transaction may be exercised from time to time and as often as may be deemed expedient by the Lender. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Lender shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

19. GOVERNING LAW; JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the Superior Court of the State of New Jersey sitting in Hudson County, New Jersey and the United States Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

20. NO INCONSISTENT AGREEMENTS. None of the parties hereto will hereafter enter into any agreement, which is inconsistent with the rights granted to the parties in this Note.

21. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Note and their respective permitted successor and assigns, any rights or remedies under or by reason of this Note.

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22.  WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR THE LENDER TO LOAN TO
THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

23. ENTIRE AGREEMENT. This Note (including any recitals hereto) set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.




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IN WITNESS WHEREOF, this Promissory Note is executed by the undersigned as of the date hereof.


                                       CORNELL CAPITAL PARTNERS, LP

                                       By: Yorkville Advisors, LLC
                                       Its: General Partner

                                       By: ______________________________
                                       Name:  Mark Angelo
                                       Its:   Portfolio Manager


                                       IVOICE, INC.

                                       By: _____________________________
                                       Name:  Jerome R. Mahoney
                                       Title: President and Chief Executive
                                       Officer






















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